Share-Based Compensation - Schedule of Compensation Warrants Weighted Average Assumptions (Details) - Compensation Warrants	12 Months Ended
Dec. 31, 2023 year $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Underlying share price (usd per share)	$ 2.28
Risk-free interest rate	0.038
Expected life | year	5.0
Expected volatility	0.365
Expected dividend yield	0
Weighted average fair value of options (usd per share)	$ 0.88